Rule 497(e)
                                                        Registration No. 2-82710

                             FUNDAMENTAL FUNDS, INC.
                              (NEW YORK MUNI FUND)
                          FUNDAMENTAL FIXED-INCOME FUND
                          (FUNDAMENTAL U.S. GOVERNMENT
                             STRATEGIC INCOME FUND)
                  (FUNDAMENTAL HIGH-YIELD MUNICIPAL BOND FUND)
                    (FUNDAMENTAL TAX-FREE MONEY MARKET FUND)
                            THE CALIFORNIA MUNI FUND

                       SUPPLEMENT DATED AUGUST 12, 1998 TO
                    EACH FUND'S PROSPECTUS DATED MAY 1, 1998


                  The following  descriptions  of actions taken by the Boards of
the  Fundamental  Funds  supplement  and  supersede  any  contrary   information
contained in each Fund's Prospectus.

o The Boards have adopted resolutions authorizing the Fundamental Funds (the "Funds") to terminate and abandon the Agreement and Plan of Reorganization providing for the transfer of the assets of the Funds to separate newly-created series of The Tocqueville Trust in exchange for shares of the Funds. The Boards are in the process of considering alternative investment management arrangements for the Funds and intend on or prior to September 27, 1998 to seek the approval of the Funds' shareholders of new permanent investment management arrangements. Tocqueville Asset Management, L.P. is continuing to serve as interim investment manager for each of the Funds.

o Pursuant to Dr. Vincent Malanga's offer of settlement of administrative proceedings instituted by the Securities and Exchange Commission (the "SEC") and the terms of an SEC order barring him from association with any investment company for a period of twelve months, and prohibiting him from working in a supervisory capacity for two years, the Boards accepted Dr. Malanga's resignations as Chairman of the Board and as a Board Member of the Funds. Dr. Malanga neither admitted nor denied the allegations in the SEC order in agreeing to the settlement. The Funds were not a party to the SEC administrative proceedings against Dr. Malanga.